EXHIBIT 10.1

AGREEMENT ID
195.0

     THIS AGREEMENT entered into this 1st day of Nov, 2002, (“Agreement”) by and between TRANSCONTINENTAL GAS PIPE LINE CORPORATION, a Delaware corporation, hereinafter referred to as “Seller,” first party, and WASHINGTON GAS LIGHT COMPANY, hereinafter referred to as “Buyer,” second party,

W I T N E S S E T H

     WHEREAS, by orders issued April 26, 2000 and December 13, 2000 in Docket Nos. CP98-540-002 and CP98-540-003, the Federal Energy Regulatory Commission (“FERC”) authorized Seller’s MarketLink Expansion Project (referred to as “MarketLink Project”); and

     WHEREAS, Williams Energy Marketing and Trading Company (WEM&T) and Seller are parties to a service agreement dated August 18, 2000, as amended on September 26, 2001, and December 19, 2001, (“MarketLink Agreement”) for 50,000 dekatherms of gas per day of firm transportation service under Seller’s MarketLink Project; and

     WHEREAS, WEM&T has agreed to permanently release 50,000 dekatherms of gas per day of the firm transportation service under the MarketLink Agreement to Buyer pursuant to Section 42.14 of the General Terms and Conditions of Seller’s FERC Gas Tariff; and

     WHEREAS, WEM&T’s permanent capacity release of 50,000 dekatherms per day of firm MarketLink capacity to Buyer requires the execution of this Agreement by Buyer and Seller, and

     WHEREAS, Seller is willing to provide the requested firm transportation service for Buyer under the MarketLink Project pursuant to the terms of this Service Agreement and subject to the satisfaction of requirements contained in the FERC’s order approving the MarketLink Project.

     NOW, THEREFORE, Seller and Buyer agree as follows

ARTICLE I
GAS TRANSPORTATION SERVICE

     1.     Subject to the terms and provisions of this Agreement and of Seller’s Rate Schedule FT, Buyer agrees to deliver or cause to be delivered to Seller gas for transportation and Seller agrees to receive, transport and redeliver natural gas to Buyer or for the account of Buyer, on a firm basis, up to a Transportation Contract Quantity (“TCQ”) of 50,000 dekatherms per day.

     2.     Transportation service rendered hereunder shall not be subject to curtailment or interruption except as provided in Section 11 of the General Terms and Conditions of Seller’s FERC Gas Tariff.

AGREEMENT ID
195.0

ARTICLE II
POINT(S) OF RECEIPT

     Buyer shall deliver or cause to be delivered gas at the point(s) of receipt hereunder at a pressure sufficient to allow the gas to enter Seller’s pipeline system at the varying pressures that may exist in such system from time to time; provided, however, the pressure of the gas delivered or caused to be delivered by Buyer shall not exceed the maximum operating pressure(s) of Seller’s pipeline system at such point(s) of receipt. In the event the maximum operating pressure(s) of Seller’s pipeline system, at the point(s) of receipt hereunder, is from time to time increased or decreased, then the maximum allowable pressure(s) of the gas delivered or caused to be delivered by Buyer to Seller at the point(s) of receipt shall be correspondingly increased or decreased upon written notification of Seller to Buyer. The point(s) of receipt for natural gas received for transportation pursuant to this Agreement shall be:

     See Exhibit A, attached hereto, for points of receipt.

ARTICLE III
POINT(S) OF DELIVERY

     Seller shall redeliver to Buyer or for the account of Buyer the gas transported hereunder at the following point(s) of delivery and at a pressure(s) of:

     See Exhibit B, attached hereto, for points of delivery and pressures.

ARTICLE IV
TERM OF AGREEMENT

     This Agreement shall be effective as of November 1, 2002, and shall remain in force and effect until 9:00 a.m. Central Clock Time December 19, 2011, and thereafter until terminated by Seller or Buyer upon at least one (1) year prior written notice; provided, however, this Agreement shall terminate immediately and, subject to the receipt of necessary authorizations, if any, Seller may discontinue service hereunder if (a) Buyer, in Seller’s reasonable judgement fails to demonstrate credit worthiness, and (b) Buyer fails to provide adequate security in accordance with Section 32 of the General Terms and Conditions of Seller’s Volume No. 1 Tariff. As set forth in Section 8 of Article II of Seller’s August 7,1989 revised Stipulation and Agreement in Docket Nos. RP88-68 et al., (a) pregranted abandonment under Section 284.22l(d) of the Commission’s Regulations shall not apply to any long term conversions from firm sales service to transportation service under Seller’s Rate Schedule FT and (b) Seller shall not exercise its right to terminate this service agreement as it applies to transportation service resulting from conversions from firm sales service so long as Buyer is willing to pay rates no less favorable than Seller is otherwise able to collect from third parties for such service.

ARTICLE V
RATE SCHEDULE AND PRICE

           Buyer shall pay Seller for natural gas delivered to Buyer hereunder in accordance with

AGREEMENT ID
195.0

the FERC’s order approving Seller’s MarketLink Project, Seller’s Rate Schedule FT and the applicable provisions of the General Terms and Conditions of Seller’s FERC Gas Tariff as filed with the FERC, and as the same may be legally amended or superseded from time to time. Such Rate Schedule and General Terms and Conditions are by this reference made a part hereof. In the event Buyer and Seller mutually agree to a negotiated rate pursuant to the provisions in Section 53 of the General Terms and Conditions and specified term for service hereunder, provisions governing such negotiated rate (including surcharges) and term shall be set forth on Exhibit C to the service agreement.

     2.     Seller and Buyer agree that the quantity of gas that Buyer delivers or causes to be delivered to Seller shall include the quantity of gas retained by Seller for applicable compressor fuel, line loss make-up (and injection fuel under Seller’s Rate Schedule GSS, if applicable) in providing the transportation service hereunder, which quantity may be changed from time to time and which will be specified in the currently effective Sheet No. 44 of Volume No. 1 of this Tariff which relates to service under this agreement and which is incorporated herein.

     3.     In addition to the applicable charges for firm transportation service pursuant to Section 3 of Seller’s Rate Schedule FT, Buyer shall reimburse Seller for any and all filing fees incurred as a result of Buyer’s request for service under Seller’s Rate Schedule FT, to the extent such fees are imposed upon Seller by the FERC or any successor governmental authority having jurisdiction.

ARTICLE VI
MISCELLANEOUS

     1.     This Agreement supersedes and cancels as of the effective date hereof the following contract(s) between the parties hereto: None.

     2.     No waiver by either party of any one or more defaults by the other in the performance of any provisions of this agreement shall operate or be construed as a waiver of any future default or defaults, whether of a like or different character.

     3.     The interpretation and performance of this agreement shall be in accordance with the laws of the State of Texas, without recourse to the law governing conflict of laws, and to all present and future valid laws with respect to the subject matter, including present and future orders, rules and regulations of duly constituted authorities.

     4.     This agreement shall be binding upon, and inure to the benefit of the parties hereto and their respective successors and assigns.

     5.     Notices to either party shall be in writing and shall be considered as duly delivered when mailed to the other party at the following address:

AGREEMENT ID
195.0

If to Seller:
Transcontinental Gas Pipe Line Corporation
P.O. Box 1396
Houston, Texas 77251-1396
Attn: Director - Customer Services

If to Buyer:
Washington Gas Light Company
6801 Industrial Road
Springfield, Virginia 22151
Attn: Contract Management

Such addresses may be changed from time to time by mailing appropriate notice thereof to the other party by certified or registered mail.

     IN WITNESS WHEREOF, the parties hereto have caused this agreement to be signed by their respective officers or representatives thereunto duly authorized.

TRANSCONTINENTAL GAS PIPE LINE CORPORATION

By:	/s/	Frank Ferazzi

Frank Ferazzi
Vice President - Customer Service

WASHINGTON GAS LIGHT COMPANY

By:	/s/	Terry D. McCallister

Terry D. McCallister
Title:		President & COO

ID

Exhibit A

ATTACHED AND MADE PART OF THAT SERVICE AGREEMENT BY AND BETWEEN TRANSCONTINENTAL GAS PIPE LINE CORPORATION, AS SELLER, AND WASHINGTON GAS LIGHT COMPANY, AS BUYER, DATED NOVEMBER 1,2002.

Seller's
Cumulative
Daily Receipt
Points of Receipt	Obligation (Dt/d)[1]

The point of interconnection between Seller and CNG Transmission Corporation at Leidy, Clinton County, Pennsylvania	50,000*

The point of interconnection between Seller and National Fuel at Leidy, Clinton County, Pennsylvania	50,000*

*  Note: The sum of the receipts from the points specified above, not inclusive of fuel and line loss make-up, may not exceed the TCQ of 50,000 dt/d except as permitted in Seller’s FERC Gas Tariff, as effective at the time of receipt.

These quantities do not include the additional quantities of gas retained by Seller for applicable compressor fuel and line loss make-up provided for in Article V. 2 of this Service Agreement, which are subject to change as provided for in Article V. 2 hereof. Therefore, Buyer shall also deliver or cause to be delivered at the receipt points such additional quantities of gas in kind to be retained by Seller for compressor fuel and line loss make-up.

AGREEMENT ID
195.0

Exhibit B

ATTACHED AND MADE PART OF THAT SERVICE AGREEMENT BY AND BETWEEN TRANSCONTINENTAL GAS PIPE LINE CORPORATION, AS SELLER, AND WASHINGTON GAS LIGHT COMPANY, AS BUYER, DATED NOVEMBER 1,2002.

Maximum Daily
Point(s) of Delivery and Pressures[1]	Delivery Quantity. (Dt/d)[3]

The point of interconnection between Seller’s Pipeline and the New York Facilities located at the East Bank of the Hudson River in the Borough of Manhattan, City of New York, near 134th Street (Manhattan).[2]	50,000*

The point of interconnection between Seller’s Pipeline and the New York Facilities located at the East Bank of the Hudson River in the Borough of Manhattan, City of New York, near 72nd Street (Central Manhattan). [2]	50,000*

The point of interconnection between Seller and Public Service Electric & Gas (PSE&G) referred to as Sayreville Meter Station, near milepost 6.75 on Seller’s Lower New York Bay Extension in Middlesex County, New Jersey.	50,000*

Proposed new delivery point at the Public Service Electric and Gas proposed Red Oak Meter Station to be located near milepost 6.75 on Seller’s Lower New York Bay Extension in Middlesex County, New Jersey.	50,000*

*     Note: The sum of the deliveries to the points specified above may not exceed the TCQ of 50,000 dt/d except as permitted in Seller’s FERC Gas Tariff, as effective at the time of delivery.

Pressure(s) shall not be less than fifty (50) pounds per square inch gauge or at such other pressures as may be agreed upon by Buyer and Seller.

Pressure(s) shall not be less than two hundred seventy-five (275) pounds per square inch gauge or at such other pressures as may be agreed upon by Buyer and Seller.

Deliveries to or for the account of Shipper at the delivery point(s) shall be subject to the limits of the Delivery Point Entitlement (DPE’s), if applicable, of the entities receiving the gas at the delivery points, as such DPE’s are set forth in Transco’s FERC Gas Tariff, as amended from time to time.

AGREEMENT ID
195.0

Exhibit C

ATTACHED AND MADE PART OF THAT SERVICE AGREEMENT BY AND BETWEEN TRANSCONTINENTAL GAS PIPE LINE CORPORATION, AS SELLER, AND WASHINGTON GAS LIGHT COMPANY, AS BUYER, DATED NOVEMBER 1, 2002.

Specification of Negotiated Rate and Term

None.

AGREEMENT ID
199.0

     THIS AGREEMENT entered into this 1st day of Nov, 2002, (“Agreement”) by and between TRANSCONTINENTAL GAS PIPE LINE CORPORATION, a Delaware corporation, hereinafter referred to as “Seller,” first party, and WASHINGTON GAS LIGHT COMPANY, hereinafter referred to as “Buyer,” second party,

WITNESSETH

     WHEREAS, by orders issued April 26, 2000 and December 13, 2000 in Docket Nos. CP98-540-002 and CP98-540-003, the Federal Energy Regulatory Commission (“FERC”) authorized Seller’s MarketLink Expansion Project (referred to as “MarketLink Project”); and

     WHEREAS, Williams Energy Marketing and Trading Company (WEM&T) and Seller are parties to a service agreement dated August 18, 2000, as amended on September 26, 2001, and December 19, 2001, (“MarketLink Agreement”) for 50,000 dekatherms of gas per day of firm transportation service under Seller’s MarketLink Project; and

     WHEREAS, WEM&T has agreed to permanently release 50,000 dekatherms of gas per day of the firm transportation service under the MarketLink Agreement to Buyer pursuant to Section 42.14 of the General Terms and Conditions of Seller’s FERC Gas Tariff; and

     WHEREAS, WEM&T’s permanent capacity release of 50,000 dekatherms per day of firm MarketLink capacity to Buyer requires the execution of this Agreement by Buyer and Seller, and

     WHEREAS, Seller is willing to provide the requested firm transportation service for Buyer under the MarketLink Project pursuant to the terms of this Service Agreement and subject to the satisfaction of requirements contained in the FERC’s order approving the MarketLink Project.

     NOW, THEREFORE, Seller and Buyer agree as follows:

ARTICLE I
GAS TRANSPORTATION SERVICE

     1.     Subject to the terms and provisions of this Agreement and of Seller’s Rate Schedule FT, Buyer agrees to deliver or cause to be delivered to Seller gas for transportation and Seller agrees to receive, transport and redeliver natural gas to Buyer or for the account of Buyer, on a firm basis, up to a Transportation Contract Quantity (“TCQ”) of 50,000 dekatherms per day.

     2.     Transportation service rendered hereunder shall not be subject to curtailment or interruption except as provided in Section 11 of the General Terms and Conditions of Seller’s FERC Gas Tariff.

AGREEMENT ID
199.0

ARTICLE II
POINT(S) OF RECEIPT

     Buyer shall deliver or cause to be delivered gas at the point(s) of receipt hereunder at a pressure sufficient to allow the gas to enter Seller’s pipeline system at the varying pressures that may exist hi such system from time to tune; provided, however, the pressure of the gas delivered or caused to be delivered by Buyer shall not exceed the maximum operating pressure(s) of Seller’s pipeline system at such point(s) of receipt. In the event the maximum operating pressure(s) of Seller’s pipeline system, at the point(s) of receipt hereunder, is from time to time increased or decreased, then the maximum allowable pressure(s) of the gas delivered or caused to be delivered by Buyer to Seller at the point(s) of receipt shall be correspondingly increased or decreased upon written notification of Seller to Buyer. The point(s) of receipt for natural gas received for transportation pursuant to this Agreement shall be:

     See Exhibit A, attached hereto, for points of receipt.

ARTICLE III
POINT(S) OF DELIVERY

     Seller shall redeliver to Buyer or for the account of Buyer the gas transported hereunder at the following point(s) of delivery and at a pressure(s) of:

     See Exhibit B, attached hereto, for points of delivery and pressures.

ARTICLE IV
TERM OF AGREEMENT

     This Agreement shall be effective as of November 1, 2002, and shall remain in force and effect until 9:00 a.m. Central Clock Time December 19, 2011, and thereafter until terminated by Seller or Buyer upon at least one (1) year prior written notice; provided, however, this Agreement shall terminate immediately and, subject to the receipt of necessary authorizations, if any, Seller may discontinue service hereunder if (a) Buyer, in Seller’s reasonable judgement fails to demonstrate credit worthiness, and (b) Buyer fails to provide adequate security in accordance with Section 32 of the General Terms and Conditions of Seller’s Volume No. 1 Tariff. As set forth in Section 8 of Article II of Seller’s August 7, 1989 revised Stipulation and Agreement in Docket Nos. RP88-68 et al., (a) pregranted abandonment under Section 284.221(d) of the Commission’s Regulations shall not apply to any long term conversions from firm sales service to transportation service under Seller’s Rate Schedule FT and (b) Seller shall not exercise its right to terminate this service agreement as it applies to transportation service resulting from conversions from firm sales service so long as Buyer is willing to pay rates no less favorable than Seller is otherwise able to collect from third parties for such service.

ARTICLE V
RATE SCHEDULE AND PRICE

     1.     Buyer shall pay Seller for natural gas delivered to Buyer hereunder in accordance with

AGREEMENT ID
199.0

the FERC’s order approving Seller’s MarketLink Project, Seller’s Rate Schedule FT and the applicable provisions of the General Terms and Conditions of Seller’s FERC Gas Tariff as filed with the FERC, and as the same may be legally amended or superseded from time to time. Such Rate Schedule and General Terms and Conditions are by this reference made a part hereof. In the event Buyer and Seller mutually agree to a negotiated rate pursuant to the provisions in Section 53 of the General Terms and Conditions and specified term for service hereunder, provisions governing such negotiated rate (including surcharges) and term shall be set forth on Exhibit C to the service agreement.

     2.     Seller and Buyer agree that the quantity of gas that Buyer delivers or causes to be delivered to Seller shall include the quantity of gas retained by Seller for applicable compressor fuel, line loss make-up (and injection fuel under Seller’s Rate Schedule GSS, if applicable) in providing the transportation service hereunder, which quantity may be changed from time to time and which will be specified in the currently effective Sheet No. 44 of Volume No. 1 of this Tariff which relates to service under this agreement and which is incorporated herein.

     3.     In addition to the applicable charges for firm transportation service pursuant to Section 3 of Seller’s Rate Schedule FT, Buyer shall reimburse Seller for any and all filing fees incurred as a result of Buyer’s request for service under Seller’s Rate Schedule FT, to the extent such fees are imposed upon Seller by the FERC or any successor governmental authority having jurisdiction.

ARTICLE VI
MISCELLANEOUS

     1.     This Agreement supersedes and cancels as of the effective date hereof the following contract(s) between the parties hereto: None.

     2.     No waiver by either party of any one or more defaults by the other in the performance of any provisions of this agreement shall operate or be construed as a waiver of any future default or defaults, whether of a like or different character.

     3.     The interpretation and performance of this agreement shall be in accordance with the laws of the State of Texas, without recourse to the law governing conflict of laws, and to all present and future valid laws with respect to the subject matter, including present and future orders, rules and regulations of duly constituted authorities.

     4.     This agreement shall be binding upon, and inure to the benefit of the parties hereto and their respective successors and assigns.

     5.     Notices to either party shall be in writing and shall be considered as duly delivered when mailed to the other party at the following address:

AGREEMENT ID
199.0

(a)	If to Seller: Transcontinental Gas Pipe Line Corporation P.O. Box 1396 Houston, Texas 77251-1396 Attn: Director - Customer Services

(b)	If to Buyer: Washington Gas Light Company 6801 Industrial Road Springfield, Virginia 22151 Attn: Contract Management

Such addresses may be changed from time to time by mailing appropriate notice thereof to the other party by certified or registered mail.

     IN WITNESS WHEREOF, the parties hereto have caused this agreement to be signed by their respective officers or representatives thereunto duly authorized.

TRANSCONTINENTAL GAS PIPE LINE CORPORATION

By:	/s/ Frank Ferazzi

Frank Ferazzi
Vice President - Customer Service

WASHINGTON GAS LIGHT COMPANY

By:	/s/ Terry D. McCallister

Terry D. McCallister
Title:	President & COO

AGREEMENT ID
199.0

Exhibit A

ATTACHED AND MADE PART OF THAT SERVICE AGREEMENT BY AND BETWEEN TRANSCONTINENTAL GAS PIPE LINE CORPORATION, AS SELLER, AND WASHINGTON GAS LIGHT COMPANY, AS BUYER, DATED NOVEMBER 1, 2002.

Seller’s Cumulative
Daily Receipt
Points of Receipt	Obligation (Dt/d) [1]

The point of interconnection between Seller and CNG Transmission Corporation at Leidy, Clinton County, Pennsylvania.	50,000*

The point of interconnection between Seller and National Fuel at Leidy, Clinton County, Pennsylvania.	50,000*

* Note: The sum of the receipts from the points specified above, not inclusive of fuel and line loss make-up, may not exceed the TCQ of 50,000 dt/d except as permitted in Seller’s FERC Gas Tariff, as effective at the time of receipt.

These quantities do not include the additional quantities of gas retained by Seller for applicable compressor fuel and line loss make-up provided for in Article V. 2 of this Service Agreement, which are subject to change as provided for in Article V. 2 hereof. Therefore, Buyer shall also deliver or cause to be delivered at the receipt points such additional quantities of gas in kind to be retained by Seller for compressor fuel and line loss make-up.

AGREEMENT ID
199.0

Exhibit B

ATTACHED AND MADE PART OF THAT SERVICE AGREEMENT BY AND BETWEEN TRANSCONTINENTAL GAS PIPE LINE CORPORATION, AS SELLER, AND WASHINGTON GAS LIGHT COMPANY, AS BUYER, DATED NOVEMBER 1, 2002.

Maximum Daily
Point(s) of Delivery and Pressures [1]	Delivery Quantity (Dt/d)[3]

The point of interconnection between Seller’s Pipeline and the New York Facilities located at the East Bank of the Hudson River in the Borough of Manhattan, City of New York, near 134th Street (Manhattan).[2]	50,000*

The point of interconnection between Seller’s Pipeline and the New York Facilities located at the East Bank of the Hudson River in the Borough of Manhattan, City of New York, near 72nd Street (Central Manhattan). [2]	50,000*

The point of interconnection between Seller and Public Service Electric & Gas (PSE&G) referred to as Sayreville Meter Station, near milepost 6.75 on Seller’s Lower New York Bay Extension in Middlesex County, New Jersey.	50,000*

Proposed new delivery point at the Public Service Electric and Gas proposed Red Oak Meter Station to be located near milepost 6.75 on Seller’s Lower New York Bay Extension in Middlesex County, New Jersey.	50,000*

* Note: The sum of the deliveries to the points specified above may not exceed the TCQ of 50,000 dt/d except as permitted in Seller’s FERC Gas Tariff, as effective at the time of delivery.

Pressure(s) shall not be less than fifty (50) pounds per square inch gauge or at such other pressures as may be agreed upon by Buyer and Seller.

Pressure(s) shall not be less than two hundred seventy-five (275) pounds per square inch gauge or at such other pressures as may be agreed upon by Buyer and Seller.

Deliveries to or for the account of Shipper at the delivery point(s) shall be subject to the limits of the Delivery Point Entitlement (DPE’s), if applicable, of the entities receiving the gas at the delivery points, as such DPE’s are set forth in Transco’s FERC Gas Tariff, as amended from time to time.

AGREEMENT ID
199.0

Exhibit C

ATTACHED AND MADE PART OF THAT SERVICE AGREEMENT BY AND BETWEEN TRANSCONTINENTAL GAS PIPE LINE CORPORATION, AS SELLER, AND WASHINGTON GAS LIGHT COMPANY, AS BUYER, DATED NOVEMBER 1, 2002.

Specification of Negotiated Rate and Term

None.

AGREEMENT ID
199.1

AGREEMENT TO DISCOUNT
INTERRUPTIBLE TRANSPORTATION RATES

In response to Shipper’s request for rate consideration at the described receipt and delivery point(s) in conjunction with Shipper’s participation in Transco’s MarketLink Project, and based on Shipper’s representation that the rate consideration is necessary in order to meet competition, Transco and Shipper agree to the following terms:

A.	Defined Contract Terms

1	Agreement - This Agreement to Discount Interruptible Transportation Rates.

2.	Transco - Transcontinental Gas Pipe Line Corporation.

3.	Shipper - Washington Gas Light Company

4.	Receipt Point(s) - The receipt points set forth on Exhibit “A”.

5	Delivery Point(s) - The delivery points set forth on Exhibit “A”.

6.	Maximum Daily Qualifying Quantity - The maximum daily quantity available for an interruptible transportation discount for Shipper set forth on Exhibit “A” hereto.

7.	Discount Period - This Agreement shall become effective as of the effective date of the Service Agreement under Rate Schedule FT between Transco and Shipper for Transco’s MarketLink Expansion Project (“FT Agreement”) and shall remain in effect for a term coextensive with the term of such FT Agreement.

8.	Discount Rate - Each discounted interruptible transportation rate set forth on Exhibit “A” hereto.

B	Agreement of the Parties

AGREEMENT ID
199.1

During the Discount Period, Transco agrees to charge Shipper the Discount Rate for interruptible transportation quantities, of up to the Maximum Daily Qualifying Quantity, under Rate Schedule IT fed upstream by the FT Agreement and scheduled by Shipper and transported by Transco on a daily basis from the Receipt Point(s) to the Delivery Point(s).

2.	If Transco interrupts or allocates interruptible transportation service under Rate Schedule IT to Shipper on any day during the Discount Period, Shipper may request to continue interruptible transportation service at the maximum interruptible rates and Transco and Shipper may agree to temporarily suspend the applicability of this Agreement.

3.	This Agreement shall also be subject to the condition that if Transco’s maximum rate, inclusive of Transco’s interruptible transportation rate and all applicable surcharges in effect on the first day of the Discount Period, for interruptible transportation of Shipper’s gas from the Receipt Point(s) to the Delivery Point(s) pursuant to Rate Schedule IT (such maximum rate, inclusive of all applicable surcharges, for this transportation being hereinafter referred to as the “Maximum Rate”) is subsequently reduced by Federal Energy Regulatory Commission (“Commission”) order or rule or by settlement or otherwise, and Transco is required to make a refund to Shipper for charges paid for such transportation, then such refund shall be provided to Shipper only if and to the extent that the Maximum Rate determined pursuant to such order, rule, settlement or otherwise is less than the Discount Rate. Such refund, if any, shall be calculated by subtracting the applicable Maximum Rate from the corresponding Discount Rate.

4.	This Agreement shall be subject to the terms and conditions of Transco’s FERC Gas Tariff and all valid and applicable state, federal and local laws, orders, directives, rules and regulations of any duly constituted governmental or other regulatory bodies or officials having jurisdiction over the subject matter hereof, including, without limitation of the foregoing, any law, order, directive, rule or regulation requiring Transco to charge rate(s) greater than the rate(s) set forth on Exhibit “A” hereto.

No modification to this Agreement shall be or become effective except by

AGREEMENT ID
199.1

the execution by both parties of a supplementary written agreement.

5	THIS AGREEMENT SHALL BE GOVERNED BY AND INTERPRETED IN ACCORDANCE WITH THE LAWS OF THE STATE OF TEXAS, EXCLUDING ANY CONFLICTS OF LAWS RULES OR PRINCIPLES THAT MIGHT REFER THE CONSTRUCTION OR OPERATION OF THIS AGREEMENT TO THE LAWS OF ANOTHER STATE.

6.	This Agreement shall not be assigned by either party without the prior written consent of the other party.

C.	Execution by the Parties
If the foregoing accurately reflects the agreement of the parties, please so indicate by signing both original copies of this Agreement in the space provided below and returning them to Transco. A fully executed original copy will be returned to Shipper for its files.

TRANSCONTINENTAL GAS PIPE LINE
CORPORATION

/s/ FRANK FERAZZI
FRANK FERAZZI
VICE PRESIDENT
CUSTOMER SERVICE

ACCEPTED AND AGREED TO THIS
      DAY OF                  ,

Washington Gas Light Company

By:	/s/ Terry D. McCallister

Terry D. McCallister
Title : President & COO

\

AGREEMENT ID
199.1

Exhibit “A” to
AGREEMENT TO DISCOUNT
TRANSPORTATION RATES
BETWEEN TRANSCONTINENTAL GAS PIPE LINE CORPORATION (Transco) AND
Washington Gas Light Company (SHIPPER)
EFFECTIVE IN ACCORDANCE WITH SECTION A.7 OF THIS AGREEMENT

		Transco	Daily Average
		System	Qualifying
	Delivery	Contract	Quantity	Discount Rate 1/
Receipt Point(s)	Point(s) 1/	Number	(DT/D)	(Cents/DT)

Transco – Princeton Junction (Station 210-IT- WGL TP#6321)	Mainline points upstream of Princeton Junction and downstream of Station 65	4.3506	2/	3/ 4/

1/ The delivery point to be specified by Shipper in the course of scheduling and nominating gas under the Rate Schedule IT Agreement and this Agreement; however, such point of delivery shall be a Transco mainline point that is upstream of Princeton Junction.

2/ A quantity equivalent to the quantity scheduled and nominated by Shipper for delivery at Princeton Junction under Shipper’s FT Agreement for service under Transco’s MarketLink Expansion Project but in no event shall such quantity exceed 50,000 dekatherms per day.

3/ The minimum rate under Rate Schedule IT stated in Transco’s currently effective FERC Gas Tariff, as amended from time to time, from the point of receipt to the point of delivery specified by the Shipper.

4/ In addition to the Discount Rate, Shipper shall be charged and shall pay, in accordance with Transco’s FERC Gas Tariff, for any applicable compressor fuel and line loss make-up and for any applicable surcharges under Transco’s Rate Schedule IT as amended from time to time.

Initials of the parties.

Transco	/s/

Shipper	/s/ Terry D. McCallister